Supplement dated February 2, 2018
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Document Dated
Columbia Funds Series Trust I
Columbia Mid Cap Growth Fund	1/1/2018
Effective on or about February 12, 2018, the changes described in this supplement are hereby made to the Fund's Prospectus.
The list of portfolio managers in the subsection “Fund Management” in the Summary Prospectus and in the "Summary of the Fund — Fund Management" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.) at Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC, and Portfolio Manager	Lead Portfolio Manager	February 2018
Erika K. Maschmeyer, CFA	Domestic Equity Analyst at Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC, and Portfolio Manager	Portfolio Manager	February 2018
John L. Emerson, CFA	Domestic Equity Analyst at Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC, and Portfolio Manager	Portfolio Manager	February 2018
The rest of the section remains the same.
The following is being added after the third paragraph, in the “More Information About the Fund — Primary Service Providers — The Investment Manager" section of the Prospectus:
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. From time to time, the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Fund. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Fund, as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Fund will pay no additional fees and expenses as a result of any such arrangements. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise Financial and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the Commodity Futures Trading Commission in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide such services to the Fund on behalf of the Investment Manager.
The rest of the section remains the same.
The information about the portfolio managers in the “More Information About the Fund — Primary Service Providers — Portfolio Managers” section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.) at Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC, and Portfolio Manager	Lead Portfolio Manager	February 2018
Erika K. Maschmeyer, CFA	Domestic Equity Analyst at Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC, and Portfolio Manager	Portfolio Manager	February 2018
SUP194_08_003_(02/18)

Portfolio Manager	Title	Role with Fund	Managed Fund Since
John L. Emerson, CFA	Domestic Equity Analyst at Columbia Wanger Asset Management, LLC, an investment advisory affiliate of Columbia Management Investment Advisers, LLC, and Portfolio Manager	Portfolio Manager	February 2018
Mr. Litfin joined Columbia Wanger Asset Management, LLC (Columbia WAM), a Participating Affiliate, in 2015. Prior to joining Columbia WAM, Mr. Litfin served as a portfolio manager and analyst for funds that invested in small- and mid-cap companies. Mr. Litfin began his investment career in 1993 and earned a B.S. from the University of Tennessee and an M.B.A. from Harvard University.
Ms. Maschmeyer joined Columbia WAM, a Participating Affiliate, in 2016. Prior to joining Columbia WAM, Ms. Maschmeyer was a research analyst at Oak Ridge Investments where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.
Mr. Emerson joined Columbia WAM, a Participating Affiliate, in 2003. Prior to joining Columbia WAM, Mr. Emerson was an equity research analyst for Spin-off Advisors. Mr. Emerson began his investment career in 2002 and earned a B.S. from the University of Missouri and an M.B.A from the University of Chicago.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP194_08_003_(02/18)